SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                   FORM 8-K/A
                                AMENDMENT NO. 1

                                 CURRENT REPORT

PURSUANT  TO  SECTION  13  OR  15(D)  OF  THE  SECURITIES  EXCHANGE  ACT OF 1934

                         Date of Report: April 29, 2004


                               INVICTA GROUP INC.
                 (Name of Small Business Issuer in Its Charter)


         Nevada                            4700                 91-2051923
(State or Other Jurisdiction of     (Primary  Standard       (I.R.S. Employer
Incorporation or Organization)           Industrial          Identification No.)
                                   Classification Number)


                         9553 Harding Avenue, Suite 301
                              Miami Beach, FL 33154
                                 (305) 866-6525
          (Address and Telephone Number of Principal Executive Offices)


                          William G. Forhan, President
                         9553 Harding Avenue, Suite 301
                              Miami Beach, FL 33154
                                 (305) 866-6525
            (Name, Address and Telephone Number of Agent for Service)


ITEM  2.  ACQUISITION  OF  ASSETS

     Invicta  Group  Inc.  ("Invicta")  has executed, as of February 18, 2004, a
Purchase Agreement (the "Purchase Agreement") with John Latimer and Karen Latimer, (jointly the "Selling Shareholders") the sole shareholders of AIR PLAN, INC. (collectively the "Corporations").

     The Corporations own certain domain names and two Internet websites, a database of 3,000 plus Travel Agencies/customers; have an ARC appointment (ARC number 39812776) and have various bank and credit card merchant accounts.

     In consideration of 1,000,000 newly issued shares of its common stock, Invicta shall acquire all of the outstanding stock and assets of the Corporations. At the completion of the Closing, each of the Corporations shall be and become a wholly owned subsidiary of Invicta.


ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.


                          INDEPENDENT AUDITOR'S REPORT
                          ============================


Airplan,  Inc.
2600  Boyce  Plaza  Road
Pittsburgh,  Pennsylvania

We have audited the accompanying balance sheets of Airplan, Inc. (a Pennsylvania corporation) as of December 31, 2003 and 2002 and the related statements of income (loss) and retained earnings (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Airplan, Inc. as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United State of America.

Our audits were conducted for the purpose of forming an opinion on the basis financial statements taken as a whole. The supplemental schedule on page 10 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements, and in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

The accompanying financial statements have been prepared assuming that the Company will continued as a going concern. As discussed in Note 7 to the financial statements, the Company's significant operating losses raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



/s/  STELMACK  DOBRANSKY  &  EANNACE,  LLC
------------------------------------------
STELMACK  DOBRANSKY  &  EANNACE,  LLC

Pittsburgh,  Pennsylvania


March  18,  2004



                                  AIRPLAN, INC.
                                 BALANCE SHEETS
                           DECEMBER 31, 2003 AND 2002
================================================================================


                                                      2003               2002
                                                   ----------         ----------

                                     ASSETS
                                     ------

CURRENT  ASSETS
   Cash                                            $   35,625         $  163,069
   Accounts  receivable  -  shareholder               105,000            105,000
   Prepaid  expenses                                    4,089              2,978
                                                   ----------         ----------

      Total  current  assets                          144,714            271,047
                                                   ----------         ----------

PROPERTY,  PLANT  AND  EQUIPMENT
   Automobiles                                         47,582             47,582
   Computer  and  telephone  equipment                586,653            599,827
   Office  furniture  and  equipment                   50,989             57,271
   Equipment  under  capital  lease                   158,889            158,889
                                                   ----------         ----------
      Total  property,  plant  and  equipment         844,113            863,569

   Less accumulated depreciation
   (accumulated depreciation on capital
   leases: 2003 - $96,279; 2002 - $64,501)            698,632            622,329
                                                   ----------         ----------

      Total property, plant and equipment- net        145,481            241,240
                                                   ----------         ----------

         TOTAL  ASSETS                             $  290,195         $  512,287
                                                   ==========         ==========


                    LIABILITIES  AND  SHAREHOLDER'S  EQUITY
                    ---------------------------------------

CURRENT  LIABILITIES
   Accounts  payable                               $  291,472         $  243,564
   Bank line of credit - demand (Note 4)              150,000                  0
   Loan  payable  -  shareholder  (Note  5)            69,460                  0
   Capital lease obligations - amounts due
     within one year (Note 2)                          43,859             40,908
   Deferred  revenue                                   18,526             19,082
   Accrued expenses
      Accrued salaries and  wages                           0             26,150
      Accrued  payroll  taxes                               0              2,740
                                                   ----------         ----------

      Total  current  liabilities                     573,317            332,444
                                                   ----------         ----------

LONG-TERM  LIABILITIES
   Capital lease obligations - amounts due
     after one year (Note 2)                            5,692             49,441
                                                   ----------         ----------

SHAREHOLDER'S  EQUITY  (DEFICIT)
   Capital stock, $1 par value per share,
     1,000 shares authorized,  501  shares
     issued  and outstanding                              501                501
   Additional  paid-in  capital                        27,436             27,436
   Retained  earnings  (deficit)                     (316,751)           102,465
                                                   ----------         ----------

      Total  shareholder's  equity  (deficit)        (288,814)           130,402
                                                   ----------         ----------

         TOTAL LIABILITIES AND SHAREHOLDER'S
         EQUITY                                    $  290,195         $  512,287
                                                   ==========         ==========


     See Independent Auditor's Report and Notes to the Financial Statements
     ----------------------------------------------------------------------





                                          AIRPLAN, INC.
                  STATEMENTS OF INCOME (LOSS) AND RETAINED EARNINGS (DEFICIT)
                          FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002
=================================================================================================

                                      ------------2003-----------     ------------2002-----------
                                         AMOUNT         PERCENT          AMOUNT         PERCENT
                                      ------------    -----------     ------------    -----------

SALES                                 $  7,849,047         100.0%     $ 13,760,708         100.0%

COST  OF  SALES                          7,219,657          92.0        12,494,758          90.8
                                      ------------    -----------     ------------    -----------

GROSS  PROFIT  ON  SALES                   629,390           8.0         1,265,950           9.2

SELLING, GENERAL AND ADMINISTRATIVE
EXPENSES                                 1,049,067          13.4         1,361,394           9.9

INCOME  (LOSS)  FROM  OPERATIONS          (419,677)         (5.4)          (95,444)         (0.7)

OTHER  INCOME  -  Interest                     461           0.0             9,160           0.1
                                      ------------    -----------     ------------    -----------

NET  INCOME  (LOSS)                       (419,216)         (5.4)%         (86,284)         (0.6)%
                                      ============    ===========     ============    ===========

RETAINED EARNINGS - Beginning
of year                                    102,465                         426,659

LESS  SHAREHOLDER  DISTRIBUTIONS                 0                        (237,910)
                                      ------------    -----------     ------------    -----------

RETAINED  EARNINGS  (DEFICIT)
-  End  of  year                      $   (316,751)                   $    102,465
                                      ============    ===========     ============    ===========


            See Independent Auditor's Report and Notes to the Financial Statements
            ----------------------------------------------------------------------





                                  AIRPLAN, INC.
                            STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002
================================================================================


                                                      2003               2002
                                                   ----------         ----------

CASH  FLOWS  FROM  OPERATING  ACTIVITIES
   Net  income  (loss)                             $ (419,216)        $  (86,284)
   Adjustments to reconcile net income to net
   cash  provided  by  operating  activities:
      Depreciation                                     95,758            143,502
     (Increase)  decrease  in
         Prepaid  expenses                             (1,111)            (2,978)
         Accounts  receivable                               0           (105,000)
      Increase  (decrease)  in
         Accounts  payable                             47,908             23,788
         Deferred  revenue                               (556)            19,082
         Accrued  expenses                            (28,890)             8,763
                                                   ----------         ----------

Net cash provided by (used in) operating
activities                                           (306,107)               873
                                                   ----------         ----------

CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES
   Purchase  of  fixed  assets                              0            (70,460)
                                                   ----------         ----------

CASH  FLOWS  FROM  (USED  IN)  FINANCING  ACTIVITIES
   New  borrowings:
      Bank  line  of  credit                          150,000                  0
      Shareholder  loans                               69,460                  0
      Capitalized  lease  obligations                       0             70,460
   Debt  reductions:
      Capitalized  lease  obligations                 (40,797)           (40,191)
      Distributions  to  shareholder                        0           (237,910)
                                                   ----------         ----------

Net cash provided by (used in) financing
activities                                            178,663           (207,641)
                                                   ----------         ----------

NET  INCREASE  (DECREASE)  IN  CASH                  (127,444)          (277,228)

CASH  -  Beginning  of  year                          163,069            440,297
                                                   ----------         ----------

CASH  -  End  of  year                             $   35,625         $  163,069
                                                   ==========         ==========


SUPPLEMENTAL  INFORMATION
   Interest  paid                                  $        0         $    7,790
   Income  taxes  paid                             $        0         $        0
   Non cash investing and financing activities:
   Capitalized lease obligation incurred in
     connection with the acquisition of equipment  $        0         $   70,460




     See Independent Auditor's Report and Notes to the Financial Statements
     ----------------------------------------------------------------------




                                  AIRPLAN, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002
================================================================================


1.     SIGNIFICANT  ACCOUNTING  POLICIES

The  Company
------------

Airplan, Inc. was organized and incorporated under the laws of the state of Pennsylvania in July 1989. The Company is involved nationwide in the air travel business, specifically involving the overseas discount ticket market.

Accounting  Method
------------------

These  financial statements are prepared using the accrual method of accounting.

Cash  and  Cash  Equivalents
----------------------------

Cash and cash equivalents consist of deposits with banks and financial institutions which are unrestricted as to withdrawal or use, and which have an original maturity of three months or less. The carrying amount approximates fair value because of the short maturity of those instruments.

Use  of  Estimates
------------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, expenses and certain disclosures in the financial statements. Actual results could differ from those estimates and ultimately affect the reported amounts and disclosures in the financial statements.

Fixed  Assets
-------------

Fixed  assets  are  recorded  at  cost.

Major improvements and betterments to the fixed assets are capitalized. Expenditures for maintenance and repairs which do not extend the lives of the applicable assets are charged to expense as incurred. When fixed assets are sold, retired or otherwise disposed of, the cost and accumulated depreciation are removed from the respective accounts with any resulting gains or losses being reflected in income.

Depreciation is computed using the straight-line method over the following estimated useful lives:

                                             Years
                                           ---------

Office  furniture  and  equipment          7  to  10
Computer  and  telephone  equipment        5  to  10
Automobiles                                        5


                                  (Continued)
                                  AIRPLAN, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002
================================================================================


1.     SIGNIFICANT  ACCOUNTING  POLICIES,  CONTINUED

Income  Taxes
-------------

The Company has elected S Corporation status for federal and Pennsylvania income tax purposes. Under S corporation status, all items of revenue, expenses, and credits will be included in the personal income tax returns of the stockholders. Accordingly, the Company will not incur federal or Pennsylvania income tax obligations, and the financial statements do not include provisions for federal or Pennsylvania income taxes.

Depreciation is computed using the various accelerated methods as allowed by the income tax regulations in effect when the property is placed in service.

Cash  Flow  Information
-----------------------

The Company considers all short-term investments with an original maturity of three months or less to be cash equivalents.

Concentration  of  Credit  Risk
-------------------------------

Financial instruments which potentially subject the Company to a concentration of credit risk, as defined by Financial Accounting Statement No. 105, consist principally of cash. The Company's cash accounts are maintained at a high quality financial institution. At times such accounts are in excess of FDIC insurance limits but pose no significant concentration of credit risk.

2.     CAPITAL  LEASE  OBLIGATIONS

Capital  lease  obligations  from  equipment  consists  of  the  following:

                                                      2003               2002
                                                   ----------         ----------
Capital lease obligation payable in
monthly installments of $1,799,
including interest at 8.1%, through
February 2005;secured by telephone
equipment                                          $   25,182         $   46,766

Capital lease obligation payable in
monthly installments of $2,030,
including interest at 6.0%, through
February 2005; secured by telephone
equipment                                              26,395             50,760
                                                   ----------         ----------

Total                                                  51,577             97,526

Less  amount  representing  interest                    2,026              7,177
                                                   ----------         ----------
Present value of net minimum lease payments            49,551             90,349

Less principal amounts due within one year             43,859             40,908
                                                   ----------         ----------

Principal  amounts  due  after  one  year          $    5,692         $   49,441
                                                   ==========         ==========


                                  (Continued)
                                  AIRPLAN, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002
================================================================================


2.     CAPITAL  LEASE  OBLIGATIONS,  CONTINUED

Maturities  of  the  capital  lease  obligations  are  as  follows:

      Year  Ended
     December  31,                                Amount
     -------------                               --------

          2004                                   $ 45,949
          2005                                      5,628
                                                 --------

     Total                                         51,577

Less amounts representing interest                  2,026
                                                 --------

Present value of net minimum lease payments      $ 49,551
                                                 ========

3.     OPERATING  LEASES

The Company conducts its operations from facilities that are leased under an operating lease which expires in April 2006 and which provides for an optional annual rental escalation percentage of 11.66%. Rental payments are $3,455 per month.

The Company also leases three automobiles under operating lease agreements which expire in 2004 and 2005.

The  future  annual  minimum  lease  obligations  are  as  follows:

      Year  Ended
     December  31,                                Amount
     -------------                               --------

          2004                                   $ 53,504
          2005                                     43,947
          2006                                     10,364
          2007                                          0
                                                 --------

     Total                                       $107,815
                                                 ========

4.     BANK  LINE  OF  CREDIT

Airplan, Inc. currently has a revolving line of credit agreement totaling $150,000 with Citizens Bank that expires May 1, 2004. Borrowings under the line of credit for the years ended December 31, 2003 and 2002 amounted to $150,000 and $0, respectively. The balance is payable on demand with interest payable monthly at 4.5%. The line of credit is secured by a personal asset of the shareholder. The bank line of credit was paid off on February 16, 2004 when the shareholder loaned the Company the money to pay it off.

5.     SHAREHOLDER  NOTE  PAYABLE

Shareholder note payable represents an unsecured note payable to the shareholder and represents a direct investment into the Company for working capital from the shareholder. The note has no fixed principal repayment schedule and no interest payable.

On February 16, 2004, the shareholder loaned the Company an additional $150,000 which was used to pay off the bank line of credit.


                                  (Continued)
                                  AIRPLAN, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002
================================================================================


6.     RELATED  PARTY

The Company is related through common ownership with Fareline International, Inc.
Fareline is an agent for Airplan, Inc. and receives a commission for ticket sales. Commissions for the years ended December 31, 2003 and 2002 amounted to $10,392 and $10,581, respectively.

7.     GOING  CONCERN

As shown in the accompanying financial statements, the Company incurred net losses for the years ended December 31, 2003 and 2002 in the amount of $419,216 and $86,284, respectively. As of December 31, 2003 and 2002, the Company's current liabilities exceeded its current assets by $428,603 and $61,397, respectively. These factors, as well as uncertain conditions of the economic airline travel market create an uncertainty as to the Company's ability to continue as a going concern. Management believes that the 2003 loss was primarily the result of the Iraq war and the 2002 loss was primarily the result of September 11, 2001. Prior to 2002, the revenues and profit for the preceding three years were:

     Year                       Revenues                       Net  Income
     ----                    --------------                    -----------

     2001                    $   16,242,210                    $   348,826
     2000                        19,059,230                        322,948
     1999                        13,333,989                        178,950

The financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern.

Revenues through March 31, 2004 are approximately $4,221,236 which is 53% more than revenues for the same period in 2003.

8.     ACQUISITION

As of February 23, 2004, Airplan, Inc. has been purchased by Invicta Group, Inc., a NASDAQ listed company.


     Schedule  of  Exhibits.  The following exhibits are furnished in accordance
     ----------------------
with  the  provisions  of  Item  601  of  Regulation  S-B:


Exhibit No.          Exhibit
-----------          -------

99.1                 Purchase Agreement, dated as of February 18, 2004. *
----                 ----------------------------------------------------

*    Previously  filed  with  8-K  on  March  11,  2004

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            Invicta  Group  Inc.

Date:     April  29,  2004

                                       By:  /s/  William  G.  Forhan
                                            ------------------------
                                            William  G.  Forhan,  President